SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             GARY PLAYER GOLF, INC.*
             (Exact Name of Registrant as Specified in Its Charter)


      DELAWARE                                           95-4553128
(State of Incorporation or Organization)                (IRS Employer
                                                     Identification No.)


2811 AIRPARK DRIVE, SANTA MARIA, CALIFORNIA                93455
 (Address of Principal Executive Officer)                Zip Code)


If this form relates to the registration     If this form relates to the regis-
of a class of debt securities and is         tration of a class of debt securi-
effective upon filing pursuant to            ties and is to become effective
General Instruction A(c)(1) please           simultaneously with the effective-
check the following box.  [  ]               ness of a concurrent registration
                                             statement under the Securities Act
                                             of 1933 pursuant to General
                                             Instruction A(c)(2) please check
                                             the following box.  [  ]

 Securities Act registration statement file number to which this form relates:
                               FILE NO. 333-53729

        Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                         Name of Each Exchange on Which
   to be so Registered                         Each Class is to be Registered
   -------------------                         ------------------------------

          NONE                                              NONE

      Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $0.001 PER SHARE
                                (Title of Class)


  *Gives effect to a name  change to be effected on or prior to the effective date of this Registration Statement.

Item 1.    DESCRIPTION OF SECURITIES TO BE REGISTERED.

     Reference is made to the discussion set forth under the caption "Description of Securities contained in the Preliminary Prospectus included in Amendment No. 2 to Registration Statement on Form SB-2 of Gary Player Golf, Inc. ("Registrant") under the Securities Act of 1933, as amended. Such discussion is incorporated herein by reference to Registrant's Amendment No. 2 to Registration Statementon Form SB-2 (File No. 333-53729) and set forth as
Exhibit 3.3 hereto.

Item 2.    EXHIBITS.

    1.1 Registrant's Registration Statement on Form SB-2, as amended, File No. 333-53729, which is incorporated herein by this reference.

    3.1 Amended and Restated Certificate of Incorporation of Registrant - incorporated by reference to Exhibit 3.1 of Registrant's Registration Statement on Form SB-2, File No. 333-53729.

    3.2 Bylaws of Registrant - incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form SB-2, File No. 333-53729.

    3.3 Pages 45 and 46 from Registrant's Amendment No. 2 to Registration Statement on Form SB-2, File No. 333-53729, containing the discussion set forth under the caption "Description of Securities", which is incorporated herein by this reference.

    4.1 Specimen Common Stock Certificate - incorporated by reference to Exhibit 4.1 of Registrant's Registration Statement on Form SB-2, File No. 333-53729.

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.




                                        GARY PLAYER GOLF, INC.



Date:  August 20, 1998                  By:  \S\ ALFONSO J. CERVANTES
                                              -------------------------
                                              Alfonso J. Cervantes
                                        Its: Chief Executive Officer, President
                                              and Secretary